April 26, 1996


Ultra Pac, Inc.
21925 Industrial Boulevard
Rogers, MN 55374-9474
Attention: Brad C. Yopp

     Re:  Credit and Security Agreement dated June 13, 1994, as amended


Dear Mr. Yopp:

We have received your letter dated April 17, 1996 disclosing four covenant defaults, as of January 31, 1996, under the Credit and Security Agreement dated June 13, 1994, as amended on June 30, 1995 and October 18, 1995 (as so amended, the "Credit Agreement") between Norwest Bank Minnesota, National Association ("Norwest"), West One Bank, Idaho ("West One") and Ultra Pac, Inc. (the "Company").

Norwest hereby waives the four covenant violations described in your April 17, 1996 letter. The present financial covenant requirements for the Company shall be as attached to Norwest's Commitment to Extend Term Credit Facility, dated April 26, 1996.

                                        NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION

                                        By /s/ Laura Schmaltz Oberst
                                           Laura Schmaltz Oberst
                                           Vice President